Exhibit 99.1

Israel Acquisitions Corp and Pomvom Ltd. Announce Confidential Submission of Draft Registration Statement to the SEC and Amendment of the Business Combination Agreement for Proposed Business Combination

Tel-Aviv, Israel, April 24, 2024 – Israel Acquisitions Corp (NASDAQ: ISRL, ISRLU, ISRLW) (“ISRL”), a publicly-traded special purpose acquisition company, Pomvom Ltd. (TASE: PMVM) (“Pomvom” or the “Company”), a technology company developing and providing experiential content to amusement parks and attractions globally, replacing operative physical solutions, and Present Experience Ltd., a company organized under the laws of the State of Israel (“Present Experience”) announced today the filing of a confidential draft of a registration statement of Present Experience on Form F-4 (the “Registration Statement”), with the U.S. Securities and Exchange Commission (the “SEC”).

The Registration Statement contains a preliminary proxy statement/prospectus in connection with the previously announced business combination agreement (“Business Combination Agreement”) between ISRL and Pomvom and the transactions contemplated thereby (the “Transactions”). While the Registration Statement has not yet become effective and the information contained therein is subject to change, it provides important information about ISRL, Pomvom, Present Experience and the Transactions.

The Transactions are subject to, among other things, approval by Pomvom and ISRL’s stockholders, satisfaction of the conditions stated in the Business Combination Agreement and other customary closing conditions, including the Registration Statement being declared effective by the SEC, the receipt of certain regulatory approvals, and approval by the Nasdaq Stock Market LLC (“Nasdaq”) to list the securities of Present Experience.

Additionally, ISRL and Pomvom entered into Amendment No. 1 to the Business Combination Agreement (the “Amendment”). The Amendment (i) extends the deadline for all members of the board of directors of the post-combination company to be determined to June 30, 2024, (ii) extends the deadline for the Benchmark Analysis (as defined therein) to June 30, 2024, and (iii) extends the Minimum Equity Financing Proceeds Termination Date (as defined therein) to August 31, 2024.

About Pomvom Ltd.:

Pomvom, which is traded on the Tel-Aviv Stock Exchange (TASE: POMO; PMVM), is a technology company, which develops and provides experiential documentation solutions to the global amusement parks and attractions market, which replace the existing operative photographic solutions. The Company has developed a digital platform, which combines innovative technology for photographing and creating content, automatically in a cloud environment, the distribution and the sale thereof to the ultimate user for the purpose of their personal use and for sharing on social networks. The Company provides its customers with comprehensive media documentation services, which is done, inter alia, by means of the digital platform, in addition to which it provides photographic equipment and manpower, the creation of content and media processing, printing or the distribution of pictures and the sale thereof to visitors to amusement parks and attractions.

The Company has exclusive agreements with dozens of amusement parks in Europe, in the USA and in Japan, and potential access to tens of millions of visitors each year.

The Company’s head office is located in Tel Aviv and it also has offices in Europe, in the USA and in Japan.

See the Company’s website—pomvom.com —for additional details.

About Israel Acquisitions Corp:

Israel Acquisitions Corp, which is traded on Nasdaq (NASDAQ: ISRL, ISRLU, ISRLW), is a Cayman Islands exempted company incorporated as a blank-check company and formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities. The Company intends to focus on high-growth technology companies that are domiciled in Israel, and that either carry out all or a substantial portion of their activities in Israel or have some other significant Israeli connection. The management team is led by Chairman, Izhar Shay, Chief Executive Officer, Ziv Elul, and Chief Financial Officer, Sharon Barzik Cohen.

Forward-Looking Statements:

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. ISRL and Pomvom have based these forward-looking statements on each of its current expectations and projections about future events. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and operational metrics and the likelihood and ability of the parties to successfully consummate the Transactions. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Pomvom’s and ISRL’s respective management teams and are not predictions of actual performance. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may materially differ from assumptions. Many actual events and circumstances are beyond the control of ISRL and Pomvom. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about ISRL and Pomvom that may cause each of its actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties include changes in domestic and foreign business changes in the competitive environment in which Pomvom operates; Pomvom’s ability to manage its growth prospects, meet its operational and financial targets, and execute its strategy; the impact of any economic disruptions, decreased market demand and other macroeconomic factors, including the effect of a global pandemic, to Pomvom’s business, projected results of operations, financial performance or other financial metrics; Pomvom’s reliance on its senior management team and key employees; risks related to liquidity, capital resources and capital expenditures; failure to comply with applicable laws and regulations or changes in the regulatory environment in which Pomvom operates; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries that Pomvom may face; assumptions or analyses used for Pomvom’s forecasts proving to be incorrect and causing its actual operating and financial results to be significantly below its forecasts, including as a result of, among other things, the inability to sign new contracts or secure necessary financial resources as anticipated; an acquisition not occurring as planned and negatively affecting operating results; the inability of the parties to successfully or timely consummate the Transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect Present Experience, which will be the combined company upon closing of the Transactions, or the expected benefits of the Transactions or that the approval of the shareholders of ISRL is not obtained; the risk that shareholders of ISRL could elect to have their shares redeemed by ISRL, thus leaving Present Experience with insufficient cash to complete the Transactions or grow its business; the outcome of any legal proceedings that may be instituted against Pomvom or ISRL; failure to realize the anticipated benefits of the Transactions; risks relating to the uncertainty of the projected financial information with respect to Pomvom; the effects of competition; changes in applicable laws or regulations; the ability of Pomvom to manage expenses and recruit and retain key employees; the ability of ISRL or Present Experience to issue equity or equity linked securities in connection with the Transactions or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; a potential U.S. government shutdown; the impact of certain geopolitical events, including wars in Ukraine and the surrounding region and the war between Israel and Hamas and conflict in the Middle East; the impact of a future pandemic on Pomvom, ISRL or Present Experience’s projected results of operations, financial performance or other financial metrics, or on any of the foregoing risks; those factors discussed in under the heading “Risk Factors” in the Registration Statement (when publicly filed), as may be amended from time to time, and other documents filed, or to be filed, with the SEC by ISRL or Present Experience. If any of these risks materialize or Pomvom’s or ISRL’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Pomvom nor ISRL presently know or that Pomvom and ISRL currently believe are immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements. In addition, forward-looking statements reflect Pomvom’s and ISRL’s expectations, plans or forecasts of future events and views as of the date of this communication. Pomvom and ISRL anticipate that subsequent events and developments will cause Pomvom’s and ISRL’s assessments to change. However, while Pomvom and ISRL may elect to update these forward-looking statements at some point in the future, Pomvom and ISRL specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Pomvom and ISRL’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements. An investment in Pomvom, Present Experience, or ISRL is not an investment in any of Pomvom’s, Present Experience’s, or ISRL’s respective founders’ or sponsors’ past investments or companies or any funds affiliated with any of the foregoing. The historical results of these investments are not indicative of future performance of Pomvom, Present Experience, or ISRL, which may differ materially from the performance of past investments, companies or affiliated funds.

Additional Information and Where to Find It:

Additional information about the Transactions, including a copy of the Business Combination Agreement, is disclosed in the Current Report on Form 8-K that ISRL filed with the SEC on January 2, 2024 and is available at www.sec.gov. The documents filed by the Company with the SEC also may be obtained free of charge at the Company’s website at https://israelacquisitionscorp.com/ or upon written request to the Company, 12600 Hill Country Blvd, Building R, Suite 275, Bee Cave, Texas, 78738. In connection with the Transactions, the Company confidentially submitted the Registration Statement, which includes a preliminary proxy statement/prospectus, with the SEC. The definitive proxy statement/prospectus will be sent to the shareholders of the Company. The Company and Pomvom also will file other documents regarding the Transactions with the SEC. Before making any voting decision, investors and security holders of the Company are urged to read the definitive proxy statement/prospectus, when available, and all other relevant documents filed or that will be filed with the SEC in connection with the Transactions as they become available because they will contain important information about the Transactions.

Participants in the Solicitation

Pomvom, Present Experience, ISRL, Israel Acquisitions Sponsor LLC and their respective directors and executive officers may be deemed participants in the solicitation of proxies from ISRL’s shareholders with respect to the Transactions and other matters described in the Registration Statement. A list of the names of ISRL’s directors and executive officers and a description of their interests in ISRL is set forth in ISRL’s filings with the SEC (including the Registration Statement, when publicly filed, and Annual Reports and Quarterly Reports filed by ISRL with the SEC on Forms 10-K and 10-Q, respectively) and are available free of charge at the SEC’s website located at www.sec.gov, or by directing a written request to Israel Acquisitions Corp at 12600 Hill Country Blvd, Building R, Suite 275, Bee Cave, TX 78738. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the definitive proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the definitive proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation:

This communication is for informational purposes only and shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transactions. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Investor Contact:

Meirav Gomeh-Bauer

+972-54-476-4979

Meirav@bauerg.com